Accounts Receivable, Net	12 Months Ended
Dec. 31, 2023
Accounts Receivable, after Allowance for Credit Loss [Abstract]
Accounts Receivable, Net
Note 6. Accounts Receivable, Net
As of December 31, 2023, accounts receivable, net consisted of accounts receivable of $76.2 million less allowance for credit losses of $5.1 million. As of December 31, 2022, accounts receivable, net consisted of accounts receivable of $35.9 million less allowance for credit losses of
$2.5 million.

	As of December 31,	As of December 31,
	2023	2022
Balance, beginning of period	$2,486	$1,312
Provision for expected credit losses	2,993	2,009
Write-offs, net of recoveries	(518)	(667)
Foreign currency translation adjustments	175	(168)

Balance, end of period	$5,136	$2,486